Exhibit 23(h)(ii) under Form N-1A

                                            Exhibit 10 under Item 601/Reg. S-K



                                  EXHIBIT A



            COMPENSATION

            (as a percentage of average

            daily net asset value of shares

NAME        of the applicable Class)



Money Market Fund

      Investment A Shares                          0.25*

      Investment B Shares                          1.00*



Ohio Municipal Money Market Fund

      Investment A Shares                          0.25*

      Investment B Shares                          1.00*



U.S. Treasury Money Market Fund

      Investment A Shares                          0.25*

      Investment B Shares                          1.00*



Growth Fund

      Investment A Shares                          0.25*

      Investment B Shares                          1.00*



Fixed Income Securities Fund

      Investment A Shares                          0.25*

      Investment B Shares                          1.00*



Mortgage Securities Fund

      Investment A Shares                          0.25*

      Investment B Shares                          1.00*



Income Equity Fund

      Investment A Shares                          0.25*

      Investment B Shares                          1.00*



Short/Intermediate Fixed Income

  Securities Fund

      Investment A Shares                          0.25*

      Investment B Shares                          1.00*



Michigan Tax-Free Fund

      Investment A Shares                          0.25*

      Investment B Shares                          1.00**



Intermediate Government Income Fund

      Investment A Shares                          0.25*

      Investment B Shares                          1.00**



Florida Tax-Free Money Fund

      Investment A Shares                          0.25*

      Investment B Shares                          1.00**



Dividend Capture Fund

      Investment A Shares                          0.25*

      Investment B Shares                          1.00**



            COMPENSATION

            (as a percentage of average

            daily net asset value of shares

NAME        of the applicable Class)



International Equity Fund

      Investment A Shares                          0.25*

      Investment B Shares                          1.00**



Mid Corp America Fund

      Investment A Shares                          0.25*

      Investment B Shares                          1.00**



New Economy Fund

      Investment A Shares                          0.25*

      Investment B Shares                          1.00**



Ohio Tax-Free Fund

      Investment A Shares                          0.25*

      Investment B Shares                          1.00**



Rotating Index Fund

      Investment A Shares                          0.25*

      Investment B Shares                          1.00**



ESI shall pay Financial Institution a quarterly fee with respect to Investment A Shares, computed at the annual rate specified above, in accounts for which such Financial Institution provides services described herein.
Such fee shall be accrued daily and paid quarterly. ESI shall pay Financial Institution a monthly fee with respect to Investment B Shares, computed at the annual rate specified above, in accounts for which such Financial Institution provides services described herein. Such fee shall be accrued daily and paid monthly.

*Represents a distribution and servicing fee

**Represents a 0.75% distribution fee and 0.25% servicing fee.